UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement

Pursuant to Section 14(c)of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

Crypto-Services, Inc.

(Name of Registrant As Specified In Its Charter)

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[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

Crypt-Services, Inc

19F, Lianhe Tower, 1069 Nanhai Ave, Nanshan District,

Shenzhen, 518000, China

Tel: (86) 75586961406

August 28, 2016

Dear Stockholder:

We are furnishing the enclosed information statement to you in connection with actions taken by the Registrant’s Board of Directors and the holders of a majority of the issued and outstanding shares of common stock of the Registrant (the “Majority Consenting Stockholders”), to authorize and approve a Certificate of Amendment to the Registrant’s Articles of Incorporation, to change the name of the Registrant from Crypto-Services, Inc. to Fortune Valley Treasures, Inc.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our Board of Directors reviewed and unanimously approved the Name Change by consent resolutions dated August 28, 2016. The holders of a majority of our issued and outstanding stock also approved the Name Change by written consent dated August 22, 2016. However, pursuant to applicable securities laws the name change will not be affected until at least 20 days after the filing of this information statement.

By Order of the Board of Directors:

/s/ Shen Xinlong
President, Secretary, Treasurer, Director

INFORMATION STATEMENT

Introduction

The holders of a majority of our issued and outstanding stock on a fully-converted basis have taken an action by written consent without a meeting, pursuant to Chapter 78 of the Nevada Revised Statutes, to approve a Certificate of Amendment to the Registrant’s Articles of Incorporation, to: change the name of the Registrant from Crypto-Services, Inc. to Fortune Valley Treasures, Inc.

This information statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provided to our stockholders pursuant to Rule 14c-2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We are a fully reporting Exchange Act company incorporated under the laws of the State of Nevada. Our common stock is currently quoted on the OTC Bulletin Board and OTCQB under the trading symbol CRYT. Information about us can be found our most recent quarterly report on Form 10-Q for the period ended May 31, 2016 and our annual report on Form 10-K for the fiscal year ended August 31, 2015, both filed with the Securities and Exchange Commission (the “SEC”). Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov, as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing this information statement.

Item 1. Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Certificate of Amendment to our Articles of Incorporation to change our name from Crypto-Services, Inc. to Fortune Valley Treasures, Inc. and we are not required to hold a meeting under Chapter 78 of the Nevada Revised Statutes, when a corporate action has been approved by the written consent of holders of a majority of our stock entitled to vote on the matter.

Dissenters’ Right of Appraisal

Under Chapter 78 of the Nevada Revised Statutes, our stockholders do not have dissenters’ rights in connection with the Amendment to the our Articles of Incorporation to change our name from Crypto-Services, Inc. to Fortune Valley Treasures, Inc.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Amendment to the our Articles of Incorporation was September 1, 2016 (the “Record Date”). As of that date, we had 7,500,000 issued and outstanding shares of common stock, par value $0.001. Each share of our common stock entitles the holder thereof to one vote on each matter that may come before a meeting or vote of our stockholders.

The Amendment to the our Articles of Incorporation was approved by the holders of a majority of our stock entitled to vote on the Record Date. The vote required to approve the Amendment was 50% of the shares entitled to vote plus one vote, a simple majority. The actual affirmative vote was 54.19% of the issued shares.

Under applicable securities laws, we are not permitted to affect the Amendment to the our Articles of Incorporation until at least 20 days after we distribute a definitive information statement to our stockholders who have not previously consented to the corporate action.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding our common stock beneficially owned as of the Records Date for (i) any stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each of our officers and directors and (iii) our officers and directors as a group. (iii) Stockholders who voted in favor of the name change.

A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our officers and directors is exercised solely by the beneficial owner thereof.

For the purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of our common stock that such person has the right to acquire within 60 days of the date of this information statement. For the purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the date hereof is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage (2) of Class
Shen Xinlong (1) President Secretary, Treasurer Director 19F,Lianhe Tower, 1069 Nanhai Ave., Shenzhen, Guangdong, China	1,090,000	14.06% Common
Lin Xin 24F, Guangshen Tower, 2023 Shennan Rd. East, Luohu, Shenzhen, Guangdong, China	370,000	4.77% Common
Huang Biao Peng) Rm. 203, 3rd Phase, Century Spring City, Meilong Rd., Bao’An, Shenzhen, Guangdong, China	350,000	4.52% Common
Liang Zhen Lei Qianjin Farm, Tongjiang, Heilingjiang, China	350,000	4.52% Common
Lie Wei Jie Rm.301, Blk. 4, Haomu Toulong, 1003 Aiguo Rd., Luohu, Shenzhen, Guangdong, China	350,000	4.52% Common
Lu Rui Yin No.4, North 1st Alley, Chigang Community, Humen Town, Dongguan, Guangdong, China	350,000	4.52% Common
He Run Hua 37 Songgang Rd., Chigang Community, Humen Town, Dfongguan, Guangdong China	350,000	4.52% Common
Liu Yuan Qing 37 Songgang Rd., Chigang Community, Humen Town, Dfongguan, Guangdong China	340,000	4.39% Common
Zhou Chang Shu Group 12, Jiulong Village, Pingshan Town, Dianjinag County, Chongqing, China	330,000	4.25% Common
Chen Xing Xiang No.11, 2nd Alley, Nanbian 2nd St. Shiqi, District, Zhongshan, Guangdong, China	320,000	4.12% Common
Directors and Executive Officers as a Group (1 person).	1,090,000	14.06%

(1)	The person named above may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct holdings in the Company.

(2)	Based on 7,750,000 shares issued and outstanding as of August 28, 2016.

(3)	TOTAL VOTING SHARES 4,200,000 Shares.

Amendment of Charter, Bylaws or Other Documents

Following the required waiting period, we will file a Certificate of Amendment to our Articles of Incorporation to change our name from Crypto-Services, Inc. to Fortune Valley Treasures, Inc.

Item 2. Statement that Proxies are not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

Pursuant to the above noted corporate action, we believe our current officers and directors do not have any interest that differs from or is greater than that of our other stockholders.

Item 4. Proposals by Security Holders

None.

Item 5. Delivery of Documents to Security Holders

We undertake to deliver promptly upon written request, a separate copy of this information statement to any stockholder. A stockholder can notify us that he or she wishes to receive a copy of this information statement or any future information statement by writing to us at 19F, Lianhe Tower, 1069 Nanhai Ave, Nanshan District, Shenzhen, 518000, China

By Order of the Board of Directors:

/s/ Shen Xinlong
Shen Xinlong
President, Secretary, Treasurer, Director

Dated: August 28, 2016